STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2017
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

NOTE 19—STOCK‑BASED COMPENSATION

On May 21, 2013, ILG adopted the Interval Leisure Group, Inc. 2013 Stock and Incentive Plan (2013 Stock and Incentive Plan) which provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock‑based awards. RSUs are awards in the form of phantom shares or units, denominated in a hypothetical equivalent number of shares of ILG common stock whereby the value of each award is equal to the fair value of ILG common stock at the date of grant. The exception being for RSUs subject to relative total shareholder return performance criteria, for which the fair value is based on a Monte Carlo simulation analysis. Each RSU and share of restricted stock is subject to service‑based vesting, where a specific period of continued employment must pass before an award vests. We grant awards subject to graded vesting (i.e., portions of the award vest at different times during the vesting period) or to cliff vesting (i.e., all awards vest at the end of the vesting period). In addition, certain RSUs are subject to attaining specific performance criteria.

We recognize non‑cash compensation expense for all RSUs and restricted stock held by our employees. For RSUs to be settled in stock, the accounting charge is measured at the grant date as the fair value of ILG common stock and expensed as non‑cash compensation over the vesting term using the straight‑line basis for service awards and the accelerated basis for performance‑based awards with graded vesting. Certain cliff vesting awards with performance criteria are tied to anticipated future financial performance in determining the fair value of the award, while other cliff vesting awards with performance criteria are tied to the achievement of relative total shareholder return criteria. This value is recognized as expense over the service period using the straight‑line recognition method. The expense associated with RSU awards to be settled in cash is initially measured at fair value at the grant date and expensed ratably over the vesting term, recording a liability subject to mark‑to‑market adjustments for changes in the price of the respective common stock, as compensation expense.

Shares underlying RSUs are not issued or outstanding until vested. In relation to our quarterly dividend, unvested RSUs and restricted stock are credited with dividend equivalents, in the form of additional RSUs, when dividends are paid on our shares of common stock. Such additional RSUs are forfeitable and will have the same vesting dates and will vest under the same terms as the RSUs and restricted stock in respect of which such additional RSUs are credited. Given such dividend equivalents are forfeitable, we do not consider them to be participating securities and, consequently, they are not subject to the two‑class method of determining earnings per share.

Under the 2013 Stock and Incentive Compensation Plan, the maximum aggregate number of shares of common stock reserved for issuance as of adoption is 4.1 million shares, less one share for every share granted under any prior plan after December 31, 2012. In August 2016, the 2013 Stock and Incentive Compensation Plan was amended to increase the plan balance by 4 million shares. As of December 31, 2017, 3.3 million shares were available for future issuance under the 2013 Stock and Incentive Compensation Plan.

During 2017, 2016 and 2015, the Compensation Committee granted 950,000,  1.6 million and 521,000 RSUs, respectively, vesting over one to four years, to certain officers, board of directors and employees of ILG and its subsidiaries. Of these RSUs granted in 2017, 2016 and 2015, approximately 251,000,  533,000 and 105,000, respectively, cliff vest in three years and approximately 213,000,  402,000 and 54,000, respectively, are subject to performance criteria that could result between 0% and 200% of these awards being earned either based on defined adjusted EBITDA, revenue, or relative total shareholder return targets over the respective performance period, as specified in the award document. Additionally, on May 11, 2016, in connection with the acquisition of Vistana, we issued a total of 713,000 shares of restricted stock and 11,000 RSUs upon conversion of unvested equity grants held by Vistana’s employees to grants under the 2013 Stock and Incentive Plan with a fair value of $10 million, of which $2 million and $8 million were attributed to pre-acquisition and post-acquisition services, respectively. The converted awards generally have the same terms and conditions as the original Starwood awards and vest through the first quarter of 2019.

For the 2017, 2016 and 2015 RSUs subject to relative total shareholder return performance criteria, the number of RSUs that may ultimately be awarded depends on whether the market condition is achieved. We used a Monte Carlo simulation analysis to estimate a per unit grant date fair value of $28.23 for 2017, $13.13 for 2016 and $40.71 for 2015, for these performance based RSUs. This analysis estimates the total shareholder return ranking of ILG as of the grant date relative to two peer groups approved by the Compensation Committee, over the remaining performance period. The expected volatility of ILG’s common stock at the date of grant was estimated based on a historical average volatility rate for the approximate three-year performance period. The dividend yield assumption was based on historical and anticipated dividend payouts. The risk‑free interest rate assumption was based on observed interest rates consistent with the approximate three–year performance measurement period.

Non‑cash compensation expense related to RSUs and restricted stock for the years ended December 31, 2017, 2016 and 2015 was $22 million, $18 million and $13 million, respectively. At December 31, 2017, there was approximately $23 million of unrecognized compensation cost related to RSUs and restricted stock, which is currently expected to be recognized over a weighted average period of approximately 1.8 years.

The amount of stock‑based compensation expense recognized in the consolidated statements of income for periods prior to January 1, 2017 was reduced by estimated forfeitures, as the amount recorded is based on awards ultimately expected to vest. The forfeiture rate was estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods for any changes to the estimated forfeiture rate from that previously estimated. With the adoption of ASU 2016-09 on January 1, 2017, we no longer reduce stock-based compensation by estimated forfeitures. Instead we account for forfeitures when they occur. For any vesting tranche of an award, the cumulative amount of compensation cost recognized is at least equal to the portion of the grant‑date value of the award tranche that is actually vested at that date.

Non‑cash stock‑based compensation expense related to equity awards is included in the following line items in the accompanying consolidated statements of income for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Year Ended December 31,
	2017	2016	2015
Cost of sales	$2	$2	$1
Selling and marketing expense	2	2	1
General and administrative expense	18	14	11
Non-cash compensation expense	22	18	13
Income tax benefit	(8)	(7)	(5)
Non-cash compensation expense after income taxes	$14	$11	$8

The following table summarizes RSU activity during the years ended December 31, 2017, 2016 and 2015:

		Weighted-Average
		Grant Date
	Shares	Fair Value
	(In millions)
Non-vested RSUs at December 31, 2014	2	$20.23
Granted	1	25.64
Vested	(1)	17.34
Forfeited	—	21.98
Non-vested RSUs at December 31, 2015	2	$22.98
Granted	2	13.53
Vested	(1)	20.52
Forfeited	—	16.36
Non-vested RSUs at December 31, 2016	3	$16.71
Granted	1	20.55
Vested	(1)	17.58
Forfeited	—	20.01
Non-vested RSUs at December 31, 2017	3	$17.53